                                                                    EXHIBIT 10.9



                              OFFICE SPACE LEASE

                                      FOR
              485 DELAWARE AVENUE, FORT WASHINGTON, PENNSYLVANIA

                                BY AND BETWEEN

                     485 DELAWARE AVENUE ASSOCIATES, L.P.
                                 (AS LANDLORD)

                                      AND

                                     CDNOW
                          A PENNSYLVANIA CORPORATION
                                  (AS TENANT)


                              Date: June 12, 1998

  THIS LEASE (the "Lease") is made as of June 12, 1998 between 485 DELAWARE AVENUE ASSOCIATES, L.P., a Pennsylvania limited partnership (herein referred to as "Landlord") whose address is 1710 Walton Road, Suite 301, Blue Bell, Pennsylvania 19422 and CDNOW, a Pennsylvania corporation (herein referred to as "Tenant") whose address, prior to the Commencement Date, is Jenkins Court, Suite 300, 610 Old York Road, Jenkintown, PA 19046.

                                   PREAMBLE
                                   --------

                    BASIC LEASE PROVISIONS AND DEFINITIONS

     In addition to other terms elsewhere defined in this Lease, the following terms whenever used in this Lease shall have only the meanings set forth in this section, unless such meanings are expressly modified, limited or expanded elsewhere herein.

1.  ADDITIONAL RENT shall mean all sums in addition to Fixed Basic Rent payable
    ---------------
by Tenant to Landlord or to third parties pursuant to the provisions of the Lease.

2.  BROKER(S) shall mean Jackson Cross Company and Kelley and Associates, Inc.
    ---------

3.  BUILDING shall mean the building located at 485 Delaware Avenue a/k/a 1005
    --------
Virginia Drive, Fort Washington, Pennsylvania, as described on Exhibit A
                                                               ---------
attached hereto.

4.  BUILDING HOLIDAYS shall be those shown on Exhibit D.
    -----------------                         ---------

5.  RENT COMMENCEMENT DATE is the later of (i) March 1, 1999, or (ii) that date
    ----------------------
which is six (6) months next following the Occupancy Date, as such date may be delayed in accordance with Section 3 of the Lease.

6.  DEMISED PREMISES OR PREMISES shall be approximately sixty thousand (60,000)
    ----------------------------
gross rentable square feet, subject to confirmation based upon Tenant's final space plan as prepared by Bergman & Associates (the "Bergman Plans"). The Premises as-built square footage shall be subject to final measurement and adjustment in accordance with 1996 BOMA Standards for multi-tenant buildings. If the actual measured square footage shall be less than that which is depicted on the Bergman Plans, the Fixed Basic Rent herein below stated shall be reduced accordingly. If the actual measured square footage shall be greater than that which is depicted on the Bergman Plans, there shall be no corresponding adjustment in the square footage of the Premises for purposess of calculating the Fixed Basic Rent or other charges, in the absence of a corresponding change order signed by Tenant increasing the size of the Premises.

the Fixed Basic Rent herein below stated shall be reduced accordingly. If the actual measured square footage shall be greater than that which is depicted on the Bergman Plans, there shall be no corresponding adjustment in the square footage of the Premises for purposess of calculating the Fixed Basic Rent or other charges, in the absence of a corresponding change order signed by Tenant increasing the size of the Premises.

7.  EXHIBITS shall be the following, attached to this Lease and incorporated
    --------
herein and made a part hereof:

Exhibit A                      Location of Premises
Exhibit A-1                    Site Plan
Exhibit B                      Rules and Regulations
Exhibit C                      Work Letter
Exhibit D                      Building Holidays
Exhibit E                      Tenant Estoppel Certificate
Exhibit F                      Commencement Date Agreement


8.  EXPIRATION DATE shall be the day before the eighty fourth (84th) calendar
    ---------------
month next following the Rent Commencement Date.

9.  FIXED BASIC RENT shall be calculated and payable as follows:
    ----------------

    Period                                 Rental Rate per
    ------                                 rentable square foot
                                           (net of utilities)
                                           ------------------------
    9/1/98-2/28/99                               0
    3/1/99-2/29/00*                            $18.00
    3/1/00-2/28/01                             $18.50
    3/1/01-2/28/02                             $19.00
    3/1/02-2/28/03                             $19.50
    3/1/03-2/29/04                             $20.00
    3/1/04-2/28/05                             $20.50
    3/1/05-2/28/06                             $21.00

*For the first six (6) months next following the Rent Commencement Date the Tenant shall be entitled to a credit against the Fixed Basic Rent equal to the $22,625.00 per month. Thereafter, Tenant's Fixed Basic Rent shall be based upon the final square footage reflected on the Bergman Plan subject to reduction as provided in Paragraph 6 above.

10.  OFFICE BUILDING AREA is 86,000 gross rentable square feet.
     --------------------

11.  PERMITTED USE shall be general office use, data center and marketing
     -------------
service center and for such other use as may be permitted under applicable code. There shall be not fewer than 462 spaces located at the Property which shall be available for use by Tenant along with other tenants of the Building on a non-exclusive basis. The number of parking spaces shall be subject to final approval of Landlord's site plan by the Township but shall not be reduced by more than five percent (5%). Tenant shall be entitled to ten (10) reserved parking spaces as designated on Exhibit A-1 for use only by Tenant, its
                                -----------
employees and invitees.

12.  PROPORTIONATE SHARE shall mean  the percentage calculated as a fraction the
     -------------------
numerator of which is the rentable area of the Premises and the denominator of which is 86,000 (being the rentable area of the Building).

13.  SECURITY DEPOSIT shall mean the sum equal to One Hundred Fifty Seven
     ----------------
Thousand Four Hundred and 00 Dollars ($157,400.00), subject to reduction as expressed in Section 38 hereof.

14.  TERM shall mean seven and one-half (7  1/2) years commencing on the
     ----
Occupancy Date, with two (2) five (5)- year extension options as provided in

Rider A.
--------

15.  BASE YEAR COSTS shall mean the Annual Operating Costs, as set forth in
     ---------------
Section 6(b)(i), for the calendar year ending December 31, 1999 provided, however, that if the Building is not fully occupied during all or a portion of such calendar year, in order to increase the variable Annual Operating Costs to a level corresponding to ninety-five percent (95%) occupancy, Landlord shall, in accordance with sound accounting and management practices, determine the amount of variable Annual Operating Costs (i.e., those items which vary according to occupancy levels) that would have been paid had the Building been fully occupied and the amount so determined shall be deemed to have been the amount of variable Annual Operating Costs for such calendar year and the Landlord shall make the appropriate upward adjustment to the Base Year Costs.

16.  OCCUPANCY DATE shall be September 1, 1998; provided that Tenant shall not
     --------------
be required to accept possession of the Premises until the Landlord Work is substantially complete in accordance with Section 3 hereof, in which event the Occupancy Date as referred to herein shall be deemed to be the date of substantial completion if later than September 1, 1998; provided, further, that the Occupancy Date may be extended pursuant to Section 3 hereof.

                               TABLE OF CONTENTS

     Section                                                              Page
     -------                                                              ----
 1.  Definitions.........................................................  1
 2.  Premises............................................................  1
 3.  Completion of Premises..............................................  1
 4.  Term................................................................  3
 5.  Use of Premises.....................................................  3
 6.  Rent................................................................  3
 7.  Insurance...........................................................  8
 8.  Repairs and Maintenance.............................................  9
 9.  Utilities and Services.............................................. 10
10.  Governmental Regulations............................................ 12
11.  Signs............................................................... 13
12.  Alterations, Additions and Fixtures................................. 14
13.  Mechanic's Liens.................................................... 15
14.  Landlord's Right of Entry........................................... 16
15.  Damage by Fire or Other Casualty.................................... 17
16.  Non-Abatement of Rent............................................... 18
17.  Indemnification..................................................... 19
18.  Condemnation........................................................ 20
19.  Quiet Enjoyment..................................................... 22
20.  Rules and Regulations............................................... 22
21.  Assignment and Sublease............................................. 22
22.  Tenant's Relocation................................................. 26
23.  Subordination....................................................... 26
24.  Non-Disturbance..................................................... 27
25.  Curing Tenant's Defaults............................................ 27
26.  Surrender........................................................... 28
27.  Defaults-Remedies................................................... 29
28.  Condition of Premises............................................... 33
29.  Hazardous Substances................................................ 33
30.  Recording........................................................... 35
31.  Broker's Commission................................................. 35
32.  Notices............................................................. 35
33.  Irrevocable Offer, No Option........................................ 36
34.  Inability to Perform................................................ 37
35.  Survival............................................................ 37
36.  Corporate Tenants................................................... 37
37.  Waiver of Invalidity of Lease....................................... 37

38.  Security Deposit....................................................... 37
39.  Tenant Estoppel Certificate............................................ 38
40.  Rights Reserved by Landlord............................................ 39
41.  Miscellaneous.......................................................... 40
42.  Additional Definitions................................................. 42
43.  Tenant's Right of First Refusal........................................ 43
44.  Tenant's Right of Expansion............................................ 44
45.  Payment and Performance Under Protest.................................. 45
46.  Interior Design Allowance.............................................. 45

     For and in consideration of the covenants herein contained, and upon the terms and conditions herein set forth, Landlord and Tenant, intending to be legally bound, agree as follows:

     1. DEFINITIONS. The definitions set forth in the preceding Preamble shall apply to the same capitalized terms appearing in this Lease Agreement. Additional definitions are contained in Section 42 and throughout this Lease.

     2. PREMISES. Landlord hereby demises and leases the Premises to Tenant for Tenant's sole and exclusive use and Tenant hereby leases and takes the Premises from Landlord for the Term (as defined in Section 4) and upon the terms, covenants, conditions, and provisions set forth in this Lease Agreement, including the Preamble (this "Lease"). The Tenant's interest in the Premises as tenant shall include the exclusive right to use the dedicated parking spaces enumerated in the Preamble at Section 11 and shown on Exhibit A-1, the right, in
                                                      -----------
common with Landlord and other occupants of the Building, to use driveways, sidewalks, loading and all remaining parking areas, lobbies, hallways and other facilities which are located within the Property (defined in Section 6) and which are designated by Landlord from time to time for the use of all of the tenants of the Building (the "Common Facilities"). Landlord shall not impose any fee or charge on Tenant's use of the parking areas or any other Common Facilities or grant any other tenant in the Building or any other person reserved or preferential rights to use the parking areas or any other Common Facility.

     3. COMPLETION OF PREMISES. The Building and the Premises shall be completed in accordance with the Work Letter attached hereto as Exhibit C
                                                                ---------
(herein called the "Work Letter") at Landlord's expense. All necessary work shall be commenced promptly following Landlord's execution of this Lease and shall be substantially completed on the Occupancy Date set forth in the Preamble; provided, however, that the time for substantial completion of the Building and the Premises shall be extended for additional periods of time equal to the time lost by Landlord or Landlord's contractors, subcontractors or suppliers due to strikes or other labor troubles; Tenant Delay (as defined in Exhibit C); governmental restrictions and limitations; unavailability or delays
---------
in obtaining fuel, labor or materials; war or other national emergency; accidents; floods; defective materials; fire damage or other casualties; adverse weather conditions; the inability to obtain building or use and occupancy permits; or any cause similar or dissimilar to the foregoing which is beyond the reasonable control of Landlord or Landlord's contractors, subcontractors or suppliers ("Force Majeure"); provided further, however, that for Landlord to claim that a Force Majeure prevented timely achievement of substantial completion (i) Landlord must provide written notice of the applicable event to Tenant within 48 hours of its occurrence, which notice shall specify the Force Majeure event and the anticipated effect on the date of substantial completion, and (ii) an actual delay in substantial completion must have occurred which but for the Force Majeure event would not have occurred. The Building and the Premises shall be deemed substantially completed when (i) all of the work and installations required to improve the Building and Premises as delineated in the Work Letter ("Landlord Work") are completed in conformity with such Work Letter (subject, in the case of the Premises Work (as defined in Exhibit C) to minor dimensional variations due to
                             ---------
construction being carried out within an existing structure and "punch list" items as described below), and the HVAC (and all building utilities) shall be in good working order and be functioning in accordance with operating standards described in the Lease or in the Work Letter but in all events and in all aspects necessary to permit Tenant to occupy and fully utilize the Building and the Premises for its intended use, and (ii) Tenant has received from Landlord all permits required for lawful use and occupancy of the Premises by the Tenant (punchlist items alone excepted). Landlord shall notify Tenant in writing approximately forty-five (45) days in advance and again not later than ten (10) days prior to the date Landlord believes it will achieve substantial completion of the Landlord's Work and will be prepared to deliver the Premises to Tenant in the condition required hereunder. Landlord shall promptly correct all work properly rejected by Tenant for failing to conform to the requirements of the Work Letter, whether or not fabricated, installed or completed and whether or not set forth on the punchlist. If within one year after the date of substantial completion of the Landlord Work any of such work is found to be not in conformity with the requirements of the Work Letter, Landlord shall correct it promptly after receipt of written notice from Tenant to do so. Landlord's obligations under the immediately preceding sentence shall survive Tenant's occupancy of the Premises upon substantial completion. Tenant shall give Landlord notice promptly after discovery of any such condition. No failure to deliver the Premises by the September 1, 1998 Occupancy Date shall in any respect affect the validity or continuance of this Lease or any obligation of Tenant hereunder or extend the Term of the Lease provided, however, that for every day of delay after September 15, 1998, Tenant shall be entitled to two (2) days abatement of Rent under this Lease in addition to the abatement period already provided in the Preamble hereto, at Paragraph 9, which rent abatement shall run for six (6) consecutive months from the date of substantial completion (the designated "Rent Commencement Date" notwithstanding), and shall be subject to extension as otherwise provided in this sentence. Notwithstanding the foregoing, in the event Landlord fails to substantially complete the Landlord Work and deliver the Premises to Tenant on or before October 15, 1998, then at Tenant's option, the Occupancy Date specified in the Preamble at Paragraph 16 shall be extended to January 15, 1999. Lastly, in the event the Landlord Work is not substantially completed and delivered by Landlord to Tenant on or before November 15, 1998, the Tenant may terminate this Lease with no further obligations to Landlord and Tenant shall receive the immediate return of any monies theretofore paid by Tenant to Landlord. The aforesaid November 15, 1998 date shall be subject to extension by reason of Tenant Delay as provided in the Work Letter, but otherwise shall not be subject to delay by reason of Force Majeure.

     4. TERM. The term of this Lease shall commence on the Occupancy Date or, if later, the date Landlord substantially completes the Landlord Work and delivers the Premises to Tenant in conformity with Section 3 (including, specifically, the 45 day and 10 day notices from Landlord to Tenant) above. Following the Occupancy Date or date of substantial completion, as applicable, the term of this Lease, unless sooner terminated as expressly provided in this Lease or extended pursuant to the provisions of Rider A hereto, shall continue
                                                -------
until the date of expiration of the term specified as the Term of Lease in the Preamble plus the number of days which remain in the calendar month in which such Term expires and by the number of days of abatement of Rent Tenant received due to delays in completion of the Landlord Work, if any, (the "Term").

     5. USE OF PREMISES. Tenant shall occupy the Premises throughout the Term and shall use the same for, and only for, the Permitted Use specified in the Preamble. Tenant shall not use the Premises in such ways which, in Landlord's reasonable judgment, exceed building load limits.

     6. RENT. Unless otherwise specifically requested by Landlord at any time, Fixed Basic Rent, Additional Rent and any other rent or other sums due under this Lease (hereunder collectively referred to as "Rent") shall be paid and delivered to Landlord, in the amounts, time and manner more particularly provided in this Lease.

          a. FIXED BASIC RENT. Tenant shall pay, commencing on the Rent Commencement Date and continuing throughout the Term, Fixed Basic Rent in the amount specified in the Preamble, without notice or demand and, except as expressly provided herein, without setoff or deduction, in equal monthly installments equal to one-twelfth of the Yearly Rate (specified as Monthly Installments in the Preamble), in advance, on the first day of each calendar month during the Term. If the Rent Commencement Date falls on a day other than the first day of a calendar month, the Fixed Basic Rent shall be apportioned on a per diem basis for the period between the Rent Commencement Date and the first day of the first full calendar month in the Term and such apportioned sum shall be paid on the Rent Commencement Date.

          b. ADDITIONAL RENT. Commencing on and as of January 1, 2000, Tenant shall pay to Landlord, as Additional Rent, in the manner more particularly set forth below, Tenant's Proportionate Share of Annual Operating Costs (as defined below) for the Property to the extent Tenant's Proportionate Share of Annual Operating Costs exceeds the Base Year costs (as adjusted pursuant to Preamble, Paragraph 15).

              i) ANNUAL OPERATING COSTS. Except as expressly provided in the immediately following sentence, the term "Annual Operating Costs" shall mean all actual and necessary costs Landlord incurs from owning, operating and maintaining the Building and the lot or tract of land on which it is situated (the "Property"). Annual Operating Costs shall include, by way of example rather than limitation: insurance costs, including premiums; fees; Impositions (defined below); costs for repairs, maintenance and service contracts; management fees (consistent with market rates for management fees, but not to exceed 3% of the gross rent for the Building); landscaping; snow removal; governmental permits fees; costs of compliance with governmental orders and regulations first enacted after the Occupancy Date; administrative and overhead expenses; costs of furnishing water, sewer, electricity, gas, fuel, and other utility services, for use in common areas of the Building and Property; and the cost of janitorial service and trash removal; excluding, however, from Annual
                                              ---------
Operating Costs the following: costs which are treated as capital expenditures under generally accepted accounting principles (except as provided in Sections 9(d) and 10(b) below), costs incurred to cause the Premises, the Building or the Common Facilities to comply with applicable law or code (except to the extent necessitated by Tenant's particular method or manner of use (or misuse) of the Premises and except as permitted by Section 10 (b), below), Landlord warranty work; costs associated with compliance with Environmental Laws and removal and remediation of Hazardous Substances; mortgage debt or ground rents incurred by Landlord as owner of the Property; income, excess profits, corporate capital stock or franchise tax imposed or assessed upon Landlord, unless such tax or any similar tax is levied or assessed, in lieu of all or any part of any currently existing Imposition or an increase in any currently existing Imposition; leasing commissions, accountants', consultants' or attorneys' fees, costs and disbursement and other expenses incurred in connection with financings, negotiations or disputes with tenants or prospective tenants or associated with the enforcement of any leases or the defense of Landlord's title to or interest in the Building in connection with any proceedings involving real property taxes other than disputes regarding tax assessment and reduction of real property taxes; costs of construction of the Building and related facilities and correction of defects in construction of the Building (including permit, license and inspection fees); costs of any items or services sold or provided to tenants (including Tenant) for which Landlord is entitled to be reimbursed by such tenants or which are not generally provided to all tenants of the Building; fees and higher interest charges caused by Landlord's refinancing the Building; all repairs to the roof during the term of the roof warranty and all repairs to the Building of a structural nature (not made necessary by unusual use by Tenant); costs incurred due to violation by Landlord or any tenant of the terms and conditions of any lease; overhead and profit increment paid to subsidiaries or affiliates of Landlord, or to any party as a result of a noncompetitive selection process, for management or other services on or to the Building or for supplies or other materials, to the extent that the costs of such services, supplies or materials exceed the costs that would have been paid had the services, supplies or materials been provided by unaffiliated parties on a competitive basis; general overhead and administrative expenses except salaries of on-site property manager, management secretary and maintenance man; any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord, rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be for a capital nature, except equipment which is used in providing janitorial services and which is not affixed to the Building; all items and services for which Tenant reimburses Landlord or pays third persons or which Landlord provides selectively to one or more tenants or occupants of the Building (other than Tenant) without reimbursement; commissions, advertising, and promotional expenditures; costs incurred in managing or operating any parking facilities; nor any other expense which under generally accepted accounting principles and practice would not be considered a normal maintenance or repair expense. "Impositions" shall mean all levies, taxes, assessments, charges, imposts, and burdens, of whatever kind and nature, ordinary and extraordinary, which are assessed or imposed during the Term by any federal, state or municipal government or public authority or under any law, ordinance or regulation thereof or pursuant to any recorded covenants or agreements upon or with respect to the Property or any part thereof, any improvements thereto, any personal property necessary to the operation thereof and owned by Landlord or this Lease.

          ii) ANNUAL OPERATING COSTS - EXPENSE STATEMENT AND RECONCILIATION. Commencing on January 1, 2000 and with respect to each remaining calendar year of the Term (and any renewals or extensions thereof) there shall accrue, as Additional Rent payable hereunder, an amount equal to the product of Tenant's Proportionate Share and the amount, if any, by which the Annual Operating Costs for such year (appropriately pro-rated for any partial calendar year included within the beginning or end of the Term) exceed the Base Year Costs, adjusted pursuant to Preamble, Paragraph 15.

          (1) Landlord shall submit to Tenant a statement as soon as reasonably possible after the beginning of each calendar year of the Term, but not later than April 1 of each calendar year of the Term commencing April 1, 2000, the following:

                  (a) a statement setting forth (i) the Annual Operating Costs for the previous calendar year of the Term and effective April 1, 2001 (ii) a calculation of Tenant's Proportionate Share of the Annual Operating Costs for the previous calendar year (the "Expense Statement") which shall equal zero for the 1999 calendar year; and

                  (b) a statement setting forth (i) Landlord's good faith estimate of the Annual Operating Costs for the current calendar year and (ii) a calculation of Tenant's Proportionate Share of the Annual Operating Costs for the current calendar year ("Tenant's Estimated Share").

          (2) Beginning with the next installment of Fixed Basic Rent due after the delivery of the aforesaid statements to Tenant, Tenant shall pay to Landlord, on account of its Proportionate Share of the Annual Operating Costs, the following:

                  (a) a sum equal to the product of one-twelfth (1/12) of Tenant's Estimated Share and the number of calendar months elapsed during the current calendar year up to and including the month payment is made, plus any amounts due from Tenant to Landlord on account of Annual Operating Costs for any prior period(s) of time, less

                  (b) a sum equal to the amount, if any, by which the sum of all payments made by Tenant to Landlord on account of Annual Operating Costs for the previous calendar year exceed those actually specified in the Expense Statement.

               (3) On the first day of each succeeding calendar month until such time as Tenant receives a new Expense Statement and statement of Tenant's Estimated Share, Tenant shall pay to Landlord, on account of its Proportionate Share of Annual Operating Costs, one-twelfth (1/12) of the then current Tenant's Estimated Share. Any payment due from Tenant to Landlord, or any refund due from Landlord to Tenant, on account of Annual Operating Costs not yet determined as of the expiration of the Term shall be made within thirty (30) days after submission to Tenant of the next Expense Statement.

          c) DISPUTES. Unless Tenant, within one hundred eighty (180) days after the Expense Statement is furnished, shall give notice to Landlord that Tenant disputes said statement, specifying in detail the basis for such dispute, each statement furnished to Tenant by Landlord under any provision of this Section shall be conclusively binding upon Landlord and Tenant as to the particular Additional Rent due from Tenant for the period represented thereby. Tenant shall have the right at reasonable times to examine the records used in making the aforestated determinations, upon written notice in advance; provided, however, such disputed amount shall have been paid by Tenant to Landlord. In the event any such examination shall reveal an adverse variance in excess of 5% of the total operating expenses of which Tenant is required to pay its Proportionate Share, Landlord shall reimburse Tenant for the reasonable cost of such examination within thirty (30) days after demand plus the total amount of any variance. Tenant shall make all payments of Additional Rent without delay and regardless of any pending dispute over the amount of Additional Rent that is due in accordance with the statements furnished by Landlord. Landlord shall have the right to retain Tenant's security deposit, if any, until all Additional Rent payable by Tenant is determined and paid.

          d) INDEPENDENT COVENANT; SURVIVAL. Tenant's covenant to pay Rent is independent of any other covenant, agreement, term or condition of this Lease. Without limitation of any obligation of Tenant under this Lease which shall survive the expiration of the Term, the obligation of Tenant to pay Rent shall survive the expiration of the Term.

     7.  INSURANCE.

            a) LIABILITY. Tenant, at Tenant's sole cost and expense, shall maintain and keep insurance in effect throughout the Term against liability for bodily injury (including death) and property damage in or about the Premises or the Property under a policy of comprehensive general public liability insurance, with such limits as to each as may be reasonably required by Landlord from time to time, but not less than $1,000,000.00 for each occurrence and $2,000,000.00 in the annual aggregate for bodily injury (including death) to more than one (1) person, and $1,000,000.00 for property damage. The policies of comprehensive general public liability insurance shall name Landlord (and if requested, any mortgagee of Landlord) as additional insured parties. Each such policy shall provide that it shall not be cancelable without at least ten (10)) days prior written notice to Landlord and to any mortgagee named in an endorsement thereto and shall be issued by an insurer and in a form satisfactory to Landlord. At least ten (10) days prior to the Occupancy Date, and thereafter upon Landlord's request, a certificate of insurance shall be delivered to Landlord proving compliance with the foregoing requirements. If Tenant shall fail, refuse or neglect to obtain or to maintain any insurance that it is required to provide or to furnish Landlord with satisfactory evidence of coverage on any such policy upon demand, Landlord, after three (3) days prior written notice to Tenant, shall have the right to purchase such insurance. All payments made by Landlord for such insurance shall be recoverable by Landlord from Tenant, together with interest thereon, as Additional Rent promptly upon demand. Notwithstanding anything contained herein to the contrary, Tenant may self-insure all or any portion of its personal property situated within the Premises against property damage and destruction.

            b) MUTUAL WAIVER OF SUBROGATION. Any provision of this Lease to the contrary notwithstanding, Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise (a) from any and all liability for any loss or damage to the property of the releasing party, (b) for any loss or damage that may result, directly or indirectly, from the loss or damage to such property (including rental value and business interruption), and (c) from legal liability for any loss or damage to property (no matter who the owner of the property may be), all to the extent that the releasing party's loss or damage is insured or, if not insured, was insurable under commercially available "all risk" property insurance policies, including additional coverages typically obtained by owners and tenants of comparable office buildings in the vicinity of the Building, even if such loss or damage or legal liability shall be caused by or result from the fault or negligence of the other party or anyone for whom such party may be responsible and even if the releasing party is self insured in whole or in part or the amount of the releasing party's insurance is inadequate to cover the loss or damage or legal liability. It is the intention of the parties that Landlord and Tenant shall look solely to their respective insurance carries for recovery against any such property loss or damage or legal liability, without such insurance carriers having any rights of subrogation against the other party.

            c) INCREASE OF PREMIUMS. Tenant will not do anything or fail to do anything or permit anything to be done (which is within Tenant's control) which will cause the cost of Landlord's insurance to increase or which will prevent Landlord from procuring insurance (including but not limited to public liability insurance) from companies, and in a form, satisfactory to Landlord. If any breach of this subsection (c) by Tenant shall cause the rate of fire or other insurance to be increased, Tenant shall pay the amount of such increase as Additional Rent promptly upon demand. If any other tenant of the Building does anything or fails to do anything or permits any thing to be done (which is within such tenant's control) which causes the cost of insurance for Tenant to increase, then Tenant shall be entitled to reimbursement either directly from such tenant or from the Landlord for the additional costs incurred by Tenant.
If Tenant does anything or fails to do anything or permits anything to be done which is within its control for which insurance cannot be obtained, Landlord may terminate this Lease upon written notice to Tenant. Notwithstanding the foregoing, Tenant shall not be in default of its obligations expressed in the Section unless Tenant has been furnished with written notice regarding the requirements of Landlord's insurers, shall have been notified of any violation or of non-compliance with such requirements and shall have failed to take and accomplish corrective action within thirty (30) days of receipt of such notice. Landlord acknowledges that as of Occupancy Date the Permitted Use will not violate Section 7(c) of this Lease.

     8.  REPAIRS AND MAINTENANCE.

            a) Tenant shall, throughout the Term and at Tenant's sole cost and expense, keep and maintain the Premises in a neat and orderly condition; and, upon expiration of the Term, Tenant shall leave the Premises in good order and condition, ordinary wear and tear, damage by fire or other casualty and repairs and improvements which are the responsibility of the Landlord alone excepted, and for that purpose and except as stated, Tenant will make all necessary repairs and replacements to the Premises not otherwise the responsibility of Landlord hereunder. Tenant shall not permit any waste, damage or injury to the Premises. Tenant shall not use or permit the use of any portion of the Common Facilities for other than their intended use as specified by the Landlord from time to time.

            b) Landlord shall, throughout the Term, make all necessary repairs and replacements to the mechanical, electrical, HVAC, plumbing and other systems serving the Premises, the roof, the exterior elements and structural elements of the Premises, the parking areas, and all other improvements located on the Property in a reasonably prompt fashion; provided, however, that Landlord shall have no responsibility to make any repairs unless and until Landlord receives written notice of the need for such repair. Landlord shall keep and maintain all Common Facilities and access ways adjoining the Property in a clean and orderly condition, free of accumulation of dirt and rubbish and snow and ice, and shall keep and maintain all landscaped areas within the Property in a neat and orderly condition. Landlord's obligations under this Section 8(b) shall be undertaken and prosecuted in a manner consistent with other class A suburban office buildings in the greater Philadelphia metropolitan area.

            c)  Notwithstanding the foregoing, except as expressly provided in
Section 7(b), repairs and replacements to the Premises and the Property arising out of or caused by Tenant's use, manner of use or occupancy of the Premises (other than normal wear and tear), by Tenant's installation of alterations, additions, improvements, trade fixtures or equipment in or upon the Premises or by any act or omission of Tenant or any employee, agent, contractor or invitee of Tenant shall be made at Tenant's sole cost and expense and Tenant shall pay Landlord the actual cost of any such repair or replacement, as Additional Rent, upon demand.

     9.  UTILITIES AND SERVICES.

            a) Landlord shall furnish the Premises with electricity, heating and air conditioning (as specified in the Work Letter attached as Exhibit C)
                                                                  ---------
for the normal use and occupancy of the Premises as general offices to provide interior conditions of 74 degrees dry bulb when the outside conditions are 95 degrees dry bulb for summer and 70 degrees dry bulb when the outside conditions are 8 degrees dry bulb for winter, twenty-four (24) hours per day, three hundred sixty five (365) days a year during the Term. The Building air conditioning system will provide fresh air in a quantity not less than .20 cubic feet per minute per square foot of floor area. Commencing on the Occupancy Date and continuing throughout the Term, Tenant agrees to pay as Additional Rent all charges for electricity, light, or other utility used by Tenant at the Premises based upon its metered usage. Tenant shall pay its Proportionate Share of any utility charges covering the Demised Premises and the common areas of the Building which are not separately metered. Tenant shall pay all bills for separately metered utility usage by the due date thereof. Any non-payment of such utility bills shall be deemed a default under the terms of this Lease. All charges for installation of any necessary meters shall be paid for by the Landlord. All charges for installation and repairs of any meters servicing the Premises shall be payable by Landlord. If Tenant shall require electricity or install electrical equipment using current in excess of 110 volts or which will in any way increase the amount of electricity furnished by Landlord for general office use (including but not limited to electrical heating or refrigeration equipment or electronic data processing machines), Tenant will obtain prior written approval from Landlord and will pay, as Additional Rent, for the resulting additional direct expense to Landlord. Landlord's obligations under this Section 9(a) shall be undertaken and prosecuted in a manner consistent with other class A suburban office buildings in the greater Philadelphia metropolitan area.

            b) Within the common areas of the Building and consistent with sound management practices of class A suburban office buildings in the greater Philadelphia metropolitan area, Landlord shall furnish twenty-four (24) hours per day, three hundred sixty five (365) days a year during the Term, reasonably:
(i) adequate electricity, (ii) hot and cold water, (iii) lavatory supplies, (iv) automatically operated elevator service, (v) normal and customary cleaning services (on a five-day a week basis, except on Building Holidays) after business hours, (vi) heat and air conditioning in season, (vii) landscaping,
(viii) parking lot maintenance, (ix) common area maintenance, (x) snow removal and (xi) replacement of light bulbs. Tenant shall be responsible for its Proportionate Share of such services in accordance with Section 6(b) hereof. Landlord shall provide janitorial service to the Premises, five days per week except on Building Holidays, after regular business hours, and the costs of such service will be passed through to Tenant as set forth in Section 6. Notwithstanding the foregoing, upon thirty (30) days prior written notice to Landlord, Tenant may undertake the janitorial service for the Premises, and, so long as Tenant is the only tenant in the Building, Tenant shall be permitted to undertake other services otherwise designated to be the responsibility of the Landlord, upon thirty (30) days prior written notice. In the event Tenant elects to undertake any such service, Tenant's Proportionate Share of Annual Operating Costs and the Base Year Costs shall be adjusted accordingly. Landlord shall be permitted, upon written notice to Tenant, to perform these services should Landlord be determined in its reasonable discretion that such services are not being adequately performed.

            c) Landlord shall not be liable for any damages to Tenant resulting from the quality, quantity, failure, unavailability or disruption of any services unless (i) directly caused by the negligence of Landlord, its representatives or agents or (ii) directly caused by the failure to satisfy the design or construction standards established in this Lease or the Work Letter and, subject to such qualification, the same shall not constitute a termination of this Lease or an actual or constructive eviction or entitle Tenant to an abatement of rent. Landlord shall not be responsible for providing any services not specifically provided for in this Lease. Notwithstanding the foregoing, in the event that Landlord is unable or fails to provide the services described or referenced in this Section 9 and such failure (a "Basic Service Failure") continues for a period in excess of three (3) consecutive days, Tenant shall receive a full abatement of Rent, retroactive back to the first day of such failure, due under this Lease until such Basic Service is restored.

            d) Tenant shall pay its Proportionate Share of the cost of capital improvements which Landlord shall install or construct after Tenant's written approval for energy saving devices. Tenant's pro rata share shall be determined based upon the estimated life of the capital investment item, determined by Landlord in accordance with generally accepted accounting principles, and shall include a cost of capital funds adjustment equal to ten percent (10%) per year on the unamortized portion of all such costs. Tenant shall only have to pay its Proportionate Share of the portion of the useful life of the capital improvement which falls within the Term. Tenant shall thus make payments in equal annual installments for such capital improvements until the Term expires or until the cost of the improvement has been fully paid for, whichever first occurs; such payments shall be computed by Landlord at the time of installation of the capital improvement in the same manner as Landlord makes computations of Tenant's share of the annual operating costs pursuant to Section 6(b)(ii).

     10. GOVERNMENTAL REGULATIONS.

            a) Landlord and Tenant shall comply with all laws, ordinances, notices, orders, rules, regulations and requirements of all federal, state and municipal government or any department, commission, board of officer thereof, or of the National Board of Fire

Underwriters or any other body exercising similar functions, relating to the Premises or to the use or manner of use of the Property. Tenant shall not knowingly do or commit, or suffer to be done or committed anywhere in the Building, any act or thing contrary to any of the laws, ordinances, regulations and requirements referred to in this Section. Tenant shall give Landlord prompt written notice of any accident in the Premises and of any breakage, defect or failure in any of the systems or equipment servicing the Premises or any portion of the Premises.

            b) Tenant shall pay its Proportionate Share of the cost of capital improvements which Landlord shall install or construct in compliance with governmental requirements which first take effect after the Occupancy Date. Tenant's pro rata share shall be determined based upon the estimated life of the capital investment item, determined by Landlord in accordance with generally accepted accounting principles, and shall include a cost of capital funds adjustment equal to ten percent (10%) per year on the unamortized portion of all such costs. Tenant shall only have to pay its pro rata share of the portion of the useful life of the capital improvement which falls within the Term. Tenant shall thus make payments in equal annual installments for such capital improvements until the Term expires or until the cost of the improvement has been fully paid for, whichever first occurs.

            c) Landlord represents and warrants, that as of the Occupancy Date and except as set forth in the Report (as defined below), the Premises and the Building comply with all applicable laws, regulations and requirements of all federal state and municipal governments having jurisdiction thereof.

     11. SIGNS. Tenant shall be entitled , at its sole cost and expenses, to place a sign on the roof line of the Building and monument sign at the entrance to the Property, provided such signs comply with all Fort Washington Township and other applicable governmental rules, regulations, ordinances or other statutes. Tenant shall be solely responsible for all costs and expenses associated with the erection of any signs upon the Premises and shall be obligated to obtain and provide to Landlord any and all necessary permits prior to the placement or erection of such signs and to comply with all other terms and conditions of this Lease. Tenant shall also be permitted to place, at its sole cost and expense, its name and logo on the directory in the lobby of the Building.

     12. ALTERATIONS, ADDITIONS AND FIXTURES.

            a) Tenant shall have the right to install in the Premises any trade fixtures; provided, however, that no such installation and no removal thereof shall be permitted which affects any structural component of the Building or Premises and that Tenant shall repair and restore any damage or injury to the Premises or the Property caused by installation or removal.

            b) Following the Occupancy Date, Tenant shall not make or permit to be made any alterations, improvements or additions to the Premises or Property without on each occasion first presenting plans and specifications to Landlord and obtaining Landlord's prior written consent, which shall not be unreasonably withheld or delayed and shall be communicated to Tenant by Landlord within ten
(10) business days after Landlord's receipt of Tenant's proposed plans and specifications. Notwithstanding the foregoing, Landlord's consent may be conditioned upon compliance with reasonable requirements of Landlord including, without limitation, the filing of mechanics' lien waivers by Tenant's contractors and the submission of written evidence of adequate insurance coverage naming Landlord as an additional insured thereunder. If Landlord consents to any proposed alterations, improvements or additions or Tenant's contractor performs any of the work identified in Section 3 of this Lease Agreement, then Tenant shall make the proposed alterations, improvements and additions at Tenant's sole cost and expense provided that: (i) Tenant supplies any necessary permits; (ii) such alterations and improvements do not, in Landlord's reasonable judgment, impair the structural strength of the Building or any other improvements or reduce the value of the Property; (iii) Tenant takes or causes to be taken all steps that are otherwise required by Section 13 of this Lease and that are required or permitted by law in order to avoid the imposition of any mechanic's, laborer's or materialman's lien upon the Premises or the Property; (iv) the alterations, improvements or additions shall be installed in accordance with the approved plans and specifications and completed according to a construction schedule submitted by Tenant and approved by Landlord which approval shall not be unreasonably withheld; and (v) Tenant provides insurance of the types and coverage amounts required by Landlord. Any and all alterations, improvements and additions to the Premises which are constructed, installed or otherwise made by Tenant shall be the property of Tenant until the expiration or sooner termination of this Lease; at that time all such alterations and additions shall remain on the Premises and become the property of Landlord without payment by Landlord unless, upon the termination of this Lease, Tenant elects, at its sole discretion to remove the same in which event Tenant will remove such alterations, improvements and additions, and repair and restore any damage to the Property caused by the installation or removal. Notwithstanding the foregoing, Tenant shall not be required to obtain the prior written consent of Landlord to perform alterations to the interior of the Premises that are non-structural and normal for office use if the total cost of such work in any single instance shall be less than $50,000.00, provided, however, Tenant shall provide written notice thereof to Landlord and Tenant shall provide plans of such alterations to Landlord for its records if Tenant produced plans in connection with the construction of such alterations. Notwithstanding anything to the contrary contained in this Lease, Landlord may withhold its approval to any proposed alterations, additions or improvements to the Premises in its reasonable discretion with respect to any such alteration, addition or improvement which Landlord determines involves any modification to the Building's exterior or its structural, electrical, mechanical or plumbing systems, or any components thereof in a manner which detrimentally affects the Property.

     13. MECHANIC'S LIENS. Except with respect to the Landlord Work, Tenant shall promptly pay any contractors and materialmen who supply labor, work or materials to Tenant at the Premises or the Property so as to minimize the possibility of a lien attaching to the Premises or the Property. Tenant shall take all steps permitted by law in order to avoid the imposition of any mechanic's, laborer's or materialman's lien upon the Premises or the Property. Should any such lien or notice of lien be filed for work performed for Tenant other than by Landlord, Tenant shall cause such lien or notice of lien to be discharged of record by payment, deposit, bond or otherwise within thirty (30) days after the filing thereof or after Tenant's receipt of written notice thereof, whichever is later, regardless of the validity of such lien or claim. If Tenant shall fail to cause such lien or claim to be discharged and removed from record within such thirty (30) day period, then, without obligation to investigate the validity thereof and in addition to any other right or remedy Landlord may have, Landlord may, but shall not be obligated to, contest the lien or claim or discharge it by payment, deposit, bond or otherwise; and Landlord shall be entitled to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest and costs. Any amounts so paid by Landlord and all costs and expenses including, without limitation, attorneys' fees incurred by Landlord in connection therewith, together with interest at a rate of twelve percent (12%) per annum from the respective dates of Landlord's making such payment or incurring such cost or expense, which shall constitute Additional Rent payable hereunder promptly upon demand therefor. Nothing in this Lease is intended to authorize Tenant to do or cause any work or labor to be done or any materials to be supplied for the account of Landlord, all of the same to be solely for Tenant's account and at Tenant's risk and expense. Further, notwithstanding anything to the contrary contained in this Lease, nothing contained in or contemplated by this Lease shall be deemed or construed in any way to constitute the consent or request by Landlord for the performance of any work or services or the furnishing of any materials for which any lien could be filed against the Premises or the Building or the Property or any part of any thereof, nor as giving Tenant any right, power or authority to contract or permit the performance of any work or services or the furnishing of any materials for which any lien could be filed against the Premises, the Building, the Property or any part of any thereof. Throughout this Lease the term "mechanic's lien" is used to include any lien, encumbrance or charge levied or imposed upon the Premises or the Property or any interest therein or income therefrom on account of any mechanic's, laborer's or materialman's lien or arising out of any debt or liability to or any claim or demand of any contractor, mechanic, supplier, materialman or laborer and shall include without limitation any mechanic's notice of intention given to Landlord or Tenant, any stop order given to Landlord or Tenant, any notice of refusal to pay naming Landlord or Tenant and any injunctive or equitable action brought by any person entitled to any mechanic's lien.

     14. LANDLORD'S RIGHT OF ENTRY.

            a) Tenant shall permit Landlord and the authorized representatives of Landlord and of any mortgagee or any prospective mortgagee to enter the Premises at all reasonable times, with forty eight (48) hour prior notice (except in the case of emergency) to Tenant and at a mutually agreeable time (except in the instance of an emergency, as aforesaid), for the purpose of (i) inspecting the Premises or (ii) making any necessary repairs to the Premises or to the Building and performing any work therein. During the progress of any work on the Premises or the Building, Landlord will take all reasonable measures not to inconvenience Tenant, but shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making any repair or by bringing or storing materials, supplies, tools and equipment in the Premises during the performance of any work, and the obligations of Tenant under this Lease shall not be thereby affected in any manner whatsoever.

            b) Landlord shall have the right at all reasonable times to, with twenty four (24) hours prior notice to Tenant and at a mutually agreeable time, enter and to exhibit the Premises for the purpose of inspection or showing the Premises in connection with a sale or mortgage and, during the last nine (9) months of the Term, to enter upon and to exhibit the Premises to any prospective tenant.

     15. DAMAGE BY FIRE OR OTHER CASUALTY.

            a) If the Premises or Building is damaged or destroyed by fire or other casualty, Tenant shall promptly notify Landlord whereupon Landlord shall, subject to the consent of Landlord's present or future mortgagee and to the conditions set forth in this Section 15, repair, rebuild or replace such damage and restore the Building and the Premises to substantially the same condition as they were in immediately prior to such damage or destruction. Within thirty
(30) days of such casualty, Landlord shall determine whether such damage can be repaired within one hundred eighty (180) days after such casualty and shall give Tenant notice of such determination. Notwithstanding the foregoing, if the Premises is destroyed or damaged to the extent that the Building and the Premises cannot reasonably be repaired or restored within one hundred eighty
(180) days after such casualty, Landlord or Tenant may terminate this Lease by written notice to the other within thirty (30) days after the date of Landlord's Notice.

            b) Unless the Lease is terminated as aforesaid, the repair, rebuilding or replacement work shall be commenced promptly and completed within one hundred eighty (180) days after the date of Landlord's notice. In the event such repair, rebuilding or replacement work is not completed within two hundred ten (210) days after the date of casualty, then Tenant shall be permitted to terminate this Lease upon three (3) days prior written notice to Landlord, in which event Tenant shall receive the prompt return of its Security Deposit (to the extent not theretofore returned to Tenant), with accrued interest..

            c) The net amount of any insurance proceeds recovered by reason of the damage or destruction of the Building (meaning the gross insurance proceeds excluding proceeds received pursuant to a rental coverage endorsement and the cost of adjusting the insurance claim and collecting the insurance proceeds) shall be applied towards the cost of restoration. Notwithstanding anything to the contrary in this Lease Agreement, if the net insurance proceeds will not be adequate to complete such restoration, Landlord shall have the right to terminate this Lease and all the unaccrued obligations of the parties hereto by sending a written notice of such termination to Tenant specifying a termination date no less then ten (10) days after its transmission if Tenant is not in possession of the Premises at the time of such notice or not less than one hundred twenty (120) days after its transmission if Tenant remains in possession of all or a portion of the Premises at the time of such notice; provided, however, that Tenant may require Landlord, except during the last two (2) years of the Term, to withdraw the notice of termination by agreeing to pay the cost of restoration in excess of the net insurance proceeds. If the net insurance proceeds are more than adequate, the amount by which the net insurance proceeds exceed the cost of restoration will be retained by Landlord or applied to repayment of any mortgage secured by the Premises.

            d) Landlord's obligation or election to restore the Premises under this Section shall be subject to the terms of any present or future mortgage affecting the Premises and to the mortgagee's consent if required in the mortgage and shall not, in any event, include the repair, restoration or replacement of the fixtures, improvements, alterations, furniture or any other property owned, installed, made by, or in the possession of Tenant unless coverage therefor is provided in the claim adjustment.

            e) Landlord shall maintain insurance against loss or damage to the Building by fire and such other casualties in an amount equal to or greater than the replacement cost of the Building as may be included within fire and extended coverage insurance or all-risk insurance, together with a rental coverage endorsement or other comparable form of coverage. If Tenant is dispossessed of the Premises due to fire or other casualty, Tenant will receive an abatement of its Fixed Basic Rent and Additional Rent and any other rent or payment which may be due hereunder during the period from the date of the casualty to the date possession it redelivered to Tenant following reconstruction.

     16. NON-ABATEMENT OF RENT. Except as otherwise expressly provided in Subsection 9(c), Subsection 15(e) and as to condemnation in subsections 18(a) and (b) there shall be no abatement or reduction of the Fixed Basic Rent, Additional Rent or other sums payable hereunder for any cause whatsoever and this Lease shall not terminate, nor shall Tenant be entitled to surrender the Premises, in the event of fire, casualty or condemnation or any default by Landlord under this Lease.

     17. INDEMNIFICATION

            a) Unless such loss, costs or damages were caused by negligence or willful act of Landlord, its employees, agents or contractors, Tenant hereby agrees to indemnify, defend and hold the Landlord and its employees, agents and contractors harmless from any loss, costs and damages (including reasonable attorney's fees and costs) suffered by Landlord, its agents, employees or contractors, as a result of any claim by a third party, its agents, employees or contractors arising from Tenant's occupancy of the Premises. Tenant shall have the right to designate counsel acceptable to Landlord, such approval not be unreasonably withheld, to assume the defense of any such third party claim on behalf of itself and Landlord. Tenant shall not have the right to settle any claim arising under this Section without the consent of Landlord which shall not be unreasonably withheld. This indemnity shall survive the expiration of termination of this Lease.

            b) If Landlord brings any action under this Lease Agreement, Tenant agrees in each case to pay Landlord's reasonable attorney's fees and other costs and expenses incurred by Landlord in connection therewith; provided, however, the Landlord prevails in such action.

            c) Unless such loss, costs or damages were caused by negligence or willful act of Tenant, its employees, agents or contractors, Landlord hereby agrees to indemnify, defend and hold the Tenant and its employees, agents and contractors harmless from any loss, costs and damages (including reasonable attorney's fees and costs) suffered by Tenant, its agents, employees or contractors, as a result of any claim by a third party, its agents, employees or contractors arising from the operation of the Building and Property by Landlord or its agents, servants, employees or business invitees. Landlord shall have the right to designate counsel acceptable to Tenant, such approval not to be unreasonably withheld, to assume the defense of any such third party claim on behalf of itself and Tenant. Landlord shall not have the right to settle any claim arising under this Section without the consent of Tenant which shall not be unreasonably withheld. This indemnity shall survive the expiration or termination of this Lease.

            d) If Tenant brings any action under this Lease Agreement, Landlord agrees in each case to pay Tenant's reasonable attorney's fees and other costs and expenses incurred by Tenant in connection therewith; provided, however, the Tenant prevails in such action.

            e) All indemnity obligations of Landlord and Tenant arising under this Lease, and all claims, demands, damages and losses assertable by Landlord and Tenant against the other in any suit or cause of action arising out of or relating to this Lease, the Premises or the Building, or the use and occupancy thereof, are limited as follows:

                    (i) By the releases and waivers expressed herein, including, without limitation, the mutual releases and waivers of rights set forth in Section 7(b);

                    (ii) All claims for indemnification and other recoveries shall be limited to direct, proximately caused damages and exclude all consequential or indirect damages, including, but not limited to, business loss or interruption, suffered by the party asserting the claim or seeking the recovery; and

                    (iii) In the event that Landlord and Tenant (or the persons for whom they are liable as expressly set forth herein) are determined to be contributorily responsible for the indemnified injury or loss, each indemnitor's obligation is limited to the indemnitor's equitable share of the losses, costs or expenses to be indemnified against based on the relative culpability of each indemnifying person whose negligence or willful acts or omissions contributed to the injury or loss.

     18. CONDEMNATION.

            a) TERMINATION. If (i) all of the Premises are covered by a condemnation; or (ii) any of the Premises is covered by a condemnation and the remaining part is insufficient for the reasonable operation therein of Tenant's business; or (iii) subject to the provisions of subsection 18(b)(i) hereof, any of the Property is covered by a condemnation and the condemnation proceeds are insufficient to restore the remainder of the Property; then, in any such event, this Lease shall terminate and all obligations hereunder shall cease as of the date upon which possession is required by the condemnor. Upon such termination the Fixed Basic Rent and all Additional Rent herein reserved shall be apportioned and paid in full by Tenant to Landlord to that date and all such rent prepaid for periods beyond that date shall forthwith be repaid by Landlord to Tenant.

            b)  PARTIAL CONDEMNATION.

                   i) If there is a partial condemnation and Landlord decides to terminate pursuant to subsection 18(a)(iii) hereof then Tenant may require Landlord, except during the last two (2) years of the Term, to withdraw its notice of termination by: [A] giving Landlord written notice thereof within ten
(10) days from transmission of Landlord's notice to Tenant of Landlord's intention to terminate, [B] agreeing to pay the cost of restoration in excess of the condemnation proceeds reduced by those out of pocket costs reasonably expended by Landlord in collecting the condemnation proceeds, and [C] giving Landlord adequate security for such payment within such ten (10) day period.

                   ii) If there is a partial condemnation and this Lease has not been terminated pursuant to subsection (a) hereof, Landlord shall restore the Building and the improvements which are part of the Premises to a condition and size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the date upon which possession shall have been taken by the condemnor. If the condemnation proceeds are adequate to cover the cost of restoration and the Landlord's expenses in collecting the condemnation proceeds, any excess proceeds shall be retained by Landlord or applied to repayment of any mortgage secured by the Premises.

                   iii) If there is a partial condemnation and this Lease has not been terminated by the date upon which the condemnor requires possession, the obligations of Landlord and Tenant under this Lease shall be unaffected by such condemnation except that there shall be an equitable abatement for the balance of the Term of the Fixed Basic Rent according to the value of the Premises before and after the date upon which the condemnor takes possession. In the event that the parties are unable to agree upon the amount of such abatement, either party may submit the issue to arbitration.

            c) AWARD. In the event of a condemnation affecting Tenant, Tenant shall have the right to make a claim against the condemnor for removal expenses and moving expenses, the unamortized costs of Tenant leasehold improvements, if any, loss of business and any other claims Tenant may have; provided and to the extent, however, that such claims or payments do not reduce the sums otherwise payable by the condemnor to Landlord. Except as aforesaid, Tenant hereby waives all claims against Landlord and against the condemnor, and Tenant hereby assigns to Landlord all claims against the condemnor including, without limitation, all claims for leasehold damages and diminution in value of Tenant's leasehold interest.

               d) TEMPORARY TAKING. If the condemnor should take only the right to possession for a fixed period of time or for the duration of an emergency or other temporary condition then, notwithstanding anything hereinabove provided, this Lease shall continue in full force and effect without any abatement of rent, but the amounts payable by the condemnor with respect to any period of time prior to the expiration or sooner termination of this Lease shall be paid by the condemnor to Landlord and the condemnor shall be considered a subtenant of Tenant. Landlord shall apply the amount received from the condemnor applicable to the rent due hereunder, net of costs, to Landlord for the collection thereof, or as much thereof as may be necessary for the purpose, toward the amount due from Tenant as rent for that period.

          19. QUIET ENJOYMENT. Tenant, upon paying the Fixed Basic Rent, Additional Rent and other charges herein required and observing and keeping all covenants, agreements and conditions of this Lease, shall quietly have and enjoy the Premises during the Term without hindrance or molestation by anyone claiming by or through Landlord, subject, however, to the exceptions, reservations and conditions of this Lease.

          20. RULES AND REGULATIONS. The Landlord hereby reserves the right to prescribe, from time to time, reasonable rules and regulations (herein called the "Rules and Regulations") attached hereto as Exhibit B governing
                                                            ---------
     the use and enjoyment of the Premises. The Rules and Regulations shall not materially interfere with the Tenant's use and enjoyment of the Premises in accordance with the provisions of this Lease for the Permitted Use and shall not increase or modify Tenant's obligations under this Lease. In the event of a conflict between the Lease Agreement, the Work Letter and such rules and regulations, the Lease Agreement and Work Letter shall control. The Tenant shall comply at all times with the Rules and Regulations and shall cause its agents, employees, invitees, visitors, and guests to do so. The Rules and Regulations shall be enforced in an uniform and nondiscriminatory manner.

          21. ASSIGNMENT AND SUBLEASE. Tenant may assign or sublease all or a part of the Premises to any party subject to the following:

               a) In the event Tenant desires to assign this Lease or sublease all of the Premises to any other party, Tenant shall provide written notice of the terms and conditions of such assignment or sublease to Landlord prior to the effective date of any such assignment or sublease, and, except as provided in Section 21(c) hereof, the Landlord shall have the option, exercisable by written notice to Tenant within ten (10) business days of

     Landlord's receipt of written notice from Tenant, to recapture the Premises for Landlord's own use, whereupon Tenant shall be fully released from any and all obligations hereunder, and any and all Security Deposits, together with accrued interest, shall be promptly refunded to Tenant.

          b) In the event that the Landlord elects not to recapture the Lease as hereinabove provided, the Tenant may nevertheless assign this Lease or sublet the whole of the Premises, without the Landlord's consent subject to the following terms and conditions:

                  i) The assignee shall assume, by written instrument, all of the obligations of this Lease thereafter accruing, and a copy of such assumption agreement shall be furnished to the Landlord within ten (10) days of its execution. Any sublease shall expressly acknowledge that said subtenant's rights against Landlord shall be no greater than those of Tenant.

                  ii) The Tenant and each assignee shall be and remain liable for the observance of all the covenants and provisions of this Lease, including, but not limited to, the payment of Fixed Basic Rent and Additional Rent reserved herein, through the entire Term of this Lease, as the same may be renewed, extended or otherwise modified provided, however, that Tenant shall not be obligated for the payment of Rent or any other obligation herein during any renewal option or extension hereof of this Lease without Tenant's prior written consent. Notwithstanding anything to the contrary herein contained, Landlord, in its sole and absolute discretion shall be permitted to withhold its consent to the assignment or sublet of the whole or any portion of the Premises which includes any renewal option or extension hereof of this Lease without Tenant's prior written agreement to be bound for the full payment of Rent reserved herein for the renewal option or extension hereof.

                  iii) Except with respect to transactions with affiliates, the Tenant shall promptly pay to Landlord fifty percent (50%) of the net profit attributable to the rent component received from any subleasing of the entire Premises or assignment of the Lease. Net profit will be calculated after deducting the Tenant's direct costs of implementing the sublease or assignment, including all reasonable and actual legal, brokerage, fit-out and other leasing costs incurred by Tenant.

                  iv) In any event, the acceptance by the Landlord of any rent from the assignee or from any of the subtenants or the failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein shall not release the Tenant herein, nor any assignee assuming this Lease, from any and all of the obligations herein during and for the entire Term of this Lease.

                   v) Landlord shall require a Ten Dollar ($10.00) payment to cover its handling charges for each request for consent to any sublet or assignment prior to its consideration of the same.

          c) If Tenant is a corporation other than a corporation whose stock is listed and traded on a nationally recognized stock exchange ("Listed Company"), the provisions of subsection (a) hereof shall apply to a transfer (however accomplished, whether in a single transaction or in a series of related or unrelated transactions) of stock (or any other mechanism such as, by way of example, the issuance of additional stock, a stock voting agreement or change in class(es) of stock) which results in a change of control of Tenant as if such transfer of stock (or other mechanism) which results in a change of control of Tenant were an assignment of this Lease, and if Tenant is a partnership or joint venture, said provisions shall apply with respect to a transfer (by one or more transfers) of an interest in the distributions of profits and losses of such partnership or joint venture (or other mechanism, such as, by way of example, the creation of additional general partnership or limited partnership interests) which results in a change of control of such a partnership or joint venture, as if such transfer of an interest in the distributions of profits and losses of such partnership or joint venture which results in a change of control of such partnership or joint venture were an assignment of this Lease; but the foregoing provisions of this subsection (c) shall not apply to transactions with a corporation or other entity into or with which Tenant is merged or consolidated or to which all or substantially all of Tenant's assets or stock are transferred, or to any corporation or other entity which controls or is controlled by Tenant or is under common control with Tenant, provided that in the event of such merger, consolidation or transfer of all or substantially all of Tenant's assets or stock (i) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the net worth of Tenant herein named on the date of this Lease, and (ii) evidence reasonably satisfactory to Landlord of such net worth shall have been delivered to Landlord on or before the effective date of any such transaction. So long as Tenant is a Listed Company, however, none of the foregoing limitations of this Subsection (c) shall apply.

           d) Notwithstanding anything to the contrary set forth herein, Tenant shall be permitted from time to time, without Landlord's consent to sublease less than the entire Premises for a term not in excess of the remaining Term of this Lease. Tenant shall give Landlord written notice of all subleases it enters into with unaffiliated third parties.

          e) In the event that any or all of Tenant's interest in the Premises and/or this Lease is transferred by operation of law to any trustee, receiver, or other representative or agent of Tenant, or to Tenant as a debtor in possession, and subsequently any or all of Tenant's interest in the Premises and/or this Lease is offered or to be offered by Tenant or any trustee, receiver, or other representative or agent of Tenant as to its estate or property (such person, firm or entity being hereinafter referred to as the "Grantor", for assignment, conveyance, lease, or other disposition to a person, firm or entity other than Landlord (each such transaction being hereinafter referred to as a "Disposition"), it is agreed that Landlord has and shall have a right of first refusal to purchase, take, or otherwise acquire, the same upon the same terms and conditions as the Grantor thereof shall accept upon such Disposition to such other person, firm, or entity; and as to each such Disposition the Grantor shall give written notice to Landlord in reasonable detail of all of the terms and conditions of such Disposition within twenty (20) days next following its determination to accept the same but prior to accepting the same, and Grantor shall not make the Disposition until and unless Landlord has failed or refused to accept such right of first refusal as to the Disposition, as set forth herein. Landlord shall have sixty (60) days next following its receipt of the written notice as to such Disposition in which to exercise the option to acquire Tenant's interest by such Disposition, and the exercise of the option by Landlord shall be effected by notice to that effect sent to the Grantor; but nothing herein shall require Landlord to accept a particular Disposition or any Disposition, nor does the rejection of any one such offer of first refusal constitute a waiver or release of the obligation of the Grantor to submit other offers hereunder to Landlord. In the event Landlord accept such offer of first refusal, the transaction shall be consummated pursuant to the terms and conditions of the Disposition described in the notice to Landlord. In the event Landlord rejects such offer of first refusal, Grantor may consummate the Disposition with such other person, firm, or entity; but any decrease in price of more than two percent (2%) of the price sought from Landlord or any change in the terms of payment for such Disposition shall constitute a new transaction requiring a further option of first refusal to be given to Landlord hereunder.

               f) Without limiting any of the provisions of this Section 21, if pursuant to the United States Bankruptcy Code (herein referred to as the "Code"), or any similar law hereafter enacted having the same general purpose, Tenant is permitted to assign this Lease notwithstanding the restrictions contained in this Lease, adequate assurance of future performance by an assignee expressly permitted under such Code shall be deemed to mean the deposit of cash security in an amount equal to the sum of one year's Fixed Basic Rent plus an amount equal to the Additional Rent for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord for the balance of the Term, without interest, as security for the full performance of all of Tenant's obligations under this Lease, to be held and applied in the manner specified for any security deposit required hereunder.

               g) Except as specifically set forth above, no portion of the Premises or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law or act of the Tenant, nor shall Tenant pledge its interest in this Lease or in any security deposit required hereunder.

          22.  TENANT'S RELOCATION.  [Intentionally Deleted]

          23. SUBORDINATION. This Lease and Tenant's rights hereunder shall be subject and subordinate at all times in lien and priority to any first mortgage or other primary encumbrance now or hereafter placed upon or affecting the Property or the Premises, and to any second mortgage or encumbrance with the consent of the first mortgagee, and to all renewals, modifications, consolidations and extensions thereof, provided, however, that any holder of such lien or mortgage agrees not to disturb the use and occupancy of the Premises in accordance with the terms of this Lease Agreement upon any foreclosure. Tenant shall execute and deliver upon demand any further instrument or instruments confirming the subordination of this Lease to the lien of any such first mortgage or to the lien of any other mortgage, if requested to do so by Landlord with the consent of the first mortgagee, and any further instrument or instruments of attornment that may be desired by any such mortgagee or Landlord, provided, however, that any holder of such lien or mortgage agrees in such instrument not to disturb the use and occupancy of the Premises in accordance with the terms of this Lease Agreement upon any foreclosure. Notwithstanding the foregoing, any mortgagee may at any time subordinate its mortgage to this Lease, without Tenant's consent, by giving notice in writing to Tenant and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery. In that event such mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution and delivery of the mortgage and had been assigned to such mortgagee. Landlord agrees that it will use best efforts to obtain and deliver to Tenant a subordination, nondisturbance and attornment agreement in form reasonably satisfactory to Tenant from the holder(s) of any mortgage or other security interest from time to time affecting the Premises or Building.

          24. NON-DISTURBANCE. The provisions of Paragraph 23 notwithstanding, Landlord shall deliver to Tenant upon execution of the Lease a non-disturbance and attornment agreement from all present mortgagees or prime ground lease lessors. The subordination of the Lease to future mortgagees shall be conditioned upon each future mortgagee delivering a non-disturbance and attornment agreement to Tenant. Each non-disturbance and attornment agreement shall assure to Tenant its continued occupancy of the Premises upon all of the terms and conditions of the Lease, shall specifically recognize the Tenant's right to cure defaults by Landlord in properly operating, maintaining and making necessary or required repairs, replacements or additions, and its right to deduct the cost plus interest from Fixed Basic Rent and Additional Rent or to terminate the Lease upon such default by Landlord; and shall specifically provide that any successor Landlord by reason of foreclosure or deed in lieu of foreclosure or other sale or transfer shall be responsible for any continuing defaults of Landlord under the Lease, including the completion of the work set forth in the Work Letter.

          25.  CURING DEFAULTS.

               a) If Tenant defaults in the performance of any of its obligations hereunder, Landlord may, without any obligation to do so and in addition to any other rights it may have in law or equity, elect to cure such default on behalf of Tenant after written notice (except in the case of emergency) to Tenant. Tenant shall reimburse Landlord upon demand for any sums paid or costs incurred by Landlord in curing such default, including interest thereon from the respective dates of Landlord's making the payments and incurring such costs, which sums and costs together with interest thereon shall be deemed Additional Rent payable within ten (10) days of demand.

               b) Should Landlord default in the performance of any terms, covenants and conditions of this Lease, Tenant may give written notice of such default to Landlord as provided herein and Landlord shall cure any such default in respect to which it has been given notice without delay. Should Landlord fail to cure (or begin to cure and diligently pursue such cure) any default within thirty (30) days after written notice has been given, Tenant may cure the same at the cost and expense of Landlord. Landlord shall reimburse Tenant upon demand for any sums paid or costs incurred by Tenant in curing such default, including interest thereon from the respective dates of Tenant's making the payments or incurring such costs. In the event Landlord fails to timely reimburse Tenant within ten (10) days of demand, then Tenant, upon written notice to Landlord, may deduct such expense from the payment(s) of Rent next falling due, until such amount has been fully reimbursed. The parties acknowledge and agree that in the event of an emergency presenting a threat of damage or harm to persons or property, Tenant shall attempt to contact Landlord if time permits, but shall not be required to provide Landlord with notice or an opportunity to make repairs or to take other remedial measures before exercising the self help and (if Landlord fails to make payment within ten
     (10) days of demand , as aforesaid) the offset remedies hereinabove provided.


          26.  SURRENDER.

               a) At the expiration or earlier termination of the Term Tenant shall promptly yield up the Premises and all improvements, alterations and additions thereto, and all fixtures and equipment servicing the Premises in a condition which is clean of garbage and debris and broom clean and in the same condition, order and repair in which they are required to be kept throughout the Term, ordinary wear and tear, casualty and condemnation and repairs and improvements which are the obligation of the Landlord, alone excepted.

               b) If Tenant, or any person claiming through Tenant, continues to occupy the Premises after the expiration or earlier termination of the Term or any renewal thereof without prior written consent of Landlord, the tenancy under this Lease shall become a month-to-month tenancy, terminable by Landlord or Tenant on thirty (30) days prior written notice, under the same terms and conditions set forth in this Lease; except, however, that the Fixed Basic Rent during such continued occupancy shall be 150% of the amount set forth in subsection 6(a). Anything to the contrary notwithstanding, any holding over by Tenant without Landlord's prior written consent shall constitute a default hereunder and shall be subject to all the remedies set forth in subsection 27(b) hereof.

          27.  DEFAULTS-REMEDIES.

               a) DEFAULTS. It shall be an event of default under this Lease if any one or more of the following events occurs:

                    i) Tenant fails to pay in full, within ten (10) days after written notice by Landlord, any and all installments of Fixed Basic Rent or Additional Rent or any other charges or payments due and payable under this Lease whether or not herein included as rent.

                    ii) Tenant violates or fails to perform or otherwise breaches any agreement, term, covenant or condition contained in this Lease after thirty (30) days prior written notice provided, however, that of Tenant commences to cure such default within such thirty (30) day period and diligently pursues such cure, then Tenant shall be granted such additional time as is reasonably necessary to cure such breach.

                    iii) Tenant becomes insolvent or bankrupt in any sense or makes an assignment for the benefit of creditors or if a petition in bankruptcy or for reorganization or for an arrangement with creditors under any federal or state law is filed by or against Tenant, or a bill in equity or other proceeding for the appointment of a receiver or similar official for any of Tenant's assets is commenced, or if any of the real or personal property of Tenant shall be levied upon by any sheriff, marshal or constable; provided, however, that any proceeding brought by anyone other than the parties to this Lease under any bankruptcy, reorganization arrangement, insolvency, readjustment, receivership or similar law shall not constitute an event of default until such proceeding, decree, judgment or order has continued unstayed for more than sixty (60) consecutive days.

               b) REMEDIES. Upon the occurrence of an event of default under this Lease, Landlord shall have all of the following rights:

                    i) Landlord may charge a non-cumulative late payment charge of one (1%) percent of any amount owed to Landlord pursuant to this Lease which is not paid within seven (7) days following written notice to Tenant that the same is past due or, if a due date is not specified in this Lease, within thirty (30) days of the mailing of a bill therefor by Landlord. If Landlord incurs a late charge in connection with any payment which Tenant has failed to make within the times required in this Lease, Tenant shall pay

     Landlord, in addition to such payment due, the full amount of such late charge incurred by Landlord. Nothing in this Lease shall be construed as waiving any rights of Landlord arising out of any default of Tenant, by reason of Landlord's imposing or accepting any such late charge(s) and/or interest; the right to collect such late charge(s) and/or interest is separate and apart from any rights relating to remedies of Landlord after default by Tenant including, without limitation, the rights and remedies of Landlord provided herein.

               ii) Landlord may terminate this Lease and the Term without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken. If the event of default is monetary default in an amount equal to or greater than the amount of Fixed Basic Rent due for two months, then, upon three
     (3) business days' notice to Tenant, if such event of default shall remain uncured, Landlord may collect from Tenant an amount equal to the Accelerated Rent Component, which shall be held and applied by Landlord, not as liquidated damages, bust as security and/or payment against damages and other payments that Landlord is entitled to recover under this Lease, at law or in equity on account of Tenant's default hereunder. The term "Accelerated Rent Component" shall mean an amount equal to Landlord's reasonable estimate of the Rent and all other charges due and payable by Tenant for the next succeeding 12 months of the Term, all determined at the time of Landlord's election to recover the Accelerated Rent Component. In the event that the amount collected by Landlord as the Accelerated Rent Component shall not fully satisfy the damages judicially determined to be due and owing by Tenant to Landlord, Landlord may, form time to time until the amount of Landlord's judicially determined damages against Tenant are fully and finally determined, but not more frequently than once each 12 months, by praecipe or motion filed in the court having jurisdiction over the action brought by Landlord against Tenant or otherwise, cause the Accelerated Rent Component to be increased by the following amounts. If the amount of Landlord's judicially determined damages against Tenant have not been fully and finally determined, Landlord may cause the Accelerated Rent Component to be increased by an amount equal to Landlord's reasonable estimate of the Rent and all other charges due and payable by Tenant for the next succeeding 12 months of the Term. If the amount of Landlord's judicially determined damages against Tenant have been fully and finally determined, Landlord may cause the Accelerated Rent Component to be increased by an amount equal to the difference between (a) the amount of such judicially determined damages and (b) the aggregate amount, including any previously entered Accelerated Rent Component, of any judgment previously entered against Tenant.

               iii) Landlord may re-enter the Premises and, at the option of Landlord, remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law or by force or otherwise, without being liable for prosecution or damages therefor, and Landlord may repossess and enjoy the Premises. Upon recovering possession of the Premises by reason of or based upon or arising out of a default on the part of Tenant, Landlord may, at Landlord's option, either terminate this Lease or make such alterations and repairs as may be necessary in order to relet the Premises and shall use its reasonable efforts to relet the Premises or any part or parts thereof, either in Landlord's name or otherwise, for a term or terms which may, at Landlord's option, be less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and at such rent or rents and upon such other terms and conditions as in Landlord's sole discretion may seem advisable and to such person or persons as may in Landlord's discretion seem best; upon each such reletting all rents received by Landlord from such reletting shall be applied as follows: first, to the payment of any actual and reasonable costs and expenses of such reletting, including all costs of alterations and repairs; second, to the payment of any indebtedness other than Fixed Basic Rent, Additional Rent or other charges due hereunder from Tenant to Landlord; third, to the payment of Fixed Basic Rent, Additional Rent and other charges due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as it may become due and payable hereunder. If rentals received from reletting during any month are less than that to be paid during that month by Tenant, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Premises or the making of alterations or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of termination is given to Tenant. Landlord shall use commercially reasonable efforts to mitigate its damages and relet the Premises, but in no event be liable in any way whatsoever for failure to relet the Premises despite such commercially reasonable efforts, or in the event that the Premises or any part or parts thereof are relet, for failure to collect the rent thereof under such reletting, provided, however, Landlord shall use commercially reasonable efforts to do so. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

                    iv) WHEN THIS LEASE AND THE TERM OR ANY EXTENSION OR RENEWAL THEREOF SHALL HAVE BEEN TERMINATED ON ACCOUNT OF ANY DEFAULT BY TENANT, OR WHEN THE TERM HAS EXPIRED, AND AFTER TEN (10) DAYS PRIOR WRITTEN NOTICE FROM LANDLORD TO TENANT OF ITS INTENTION TO DO SO, IT SHALL BE LAWFUL FOR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR AS ATTORNEY FOR TENANT AS WELL AS FOR ALL PERSONS CLAIMING BY, THROUGH OR UNDER TENANT, AND TO FILE AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION FOR JUDGMENT IN EJECTMENT AGAINST TENANT AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER TENANT FOR THE RECOVERY BY LANDLORD OF POSSESSION OF THE PREMISES, FOR WHICH THIS LEASE SHALL BE A SUFFICIENT WARRANT; WHEREUPON, IF LANDLORD SO DESIRES, AN APPROPRIATE WRIT OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER, AND PROVIDED THAT IS FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED IT SHALL BE DETERMINED AND POSSESSION OF THE PREMISES REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT FOR THE SAME DEFAULT AND UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS LEASE OR TENANT'S RIGHT OF POSSESSION AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE FURTHER ACTIONS IN EJECTMENT AS HEREINBEFORE SET FORTH TO CONFESS JUDGMENT FOR THE RECOVERY OF POSSESSION OF THE PREMISES.

               c) WAIVER OF JURY TRIAL. IT IS MUTUALLY AGREED BY AND BETWEEN LANDLORD AND TENANT THAT (A) THEY HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER-CLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OF OCCUPANCY OF THE PREMISES OR CLAIM OF INJURY OR DAMAGE, AND (B) IN ANY LEGAL ACTION BY EITHER PARTY AGAINST THE OTHER UNDER THIS LEASE, THE LEGAL FEES OF THE PREVAILING PARTY WILL BE PAID BY THE NON-PREVAILING PARTY TO THE ACTION.

               d) NON-WAIVER. No waiver by Landlord of any breach by Tenant of any of Tenant's obligations, agreements or covenants herein shall be a waiver of any subsequent breach or of any other obligation, agreement or covenant, nor shall any forbearance by Landlord to seek a remedy for any event of default by Tenant be a waiver by Landlord of any rights and remedies with respect to such or any subsequent event of default.

               e) RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to either party is intended to be exclusive of any other right or remedy provided herein or by law, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

          28. CONDITION OF PREMISES. Tenant's occupancy of the Premises shall constitute acceptance of the Work performed by Landlord pursuant to Section 3 except as stated in Section 3 or in the Work Letter. Landlord shall warrant all labor and materials used in connection with the Landlord Work for a period of one (1) year from the Occupancy Date and thereafter Landlord will cooperate with Tenant to enforce any and all manufacturer warranties which Landlord obtained in connection with the Landlord Work.

          29.  HAZARDOUS SUBSTANCES.

               a) Landlord and Tenant shall not cause or allow the generation, treatment, storage or disposal of Hazardous Substances on or near the Premises or Property. "Hazardous Substances" shall mean any substance the presence of which requires investigation or remediation under any statute, regulation, ordinance, order, action, policy or common law; or which is or becomes defined as a hazardous pollutant, substance or waste under any statute, regulation, ordinance, order, action or any amendments thereto; or which is toxic, corrosive, explosive, flammable, or threatening to human health and the environment and is or becomes regulated by any governmental authority; or the presence of which on the Premises causes or threatens to cause a nuisance upon the Premises or to adjacent properties.

               b) Landlord and Tenant agree to indemnify, defend and hold harmless the other, its employees, agents, successors, and assigns, from and against any and all damage, claim, liability, or loss, including reasonable attorneys' and other fees, arising out of or in any way connected to the generation, treatment, storage or disposal of

     Hazardous Substances by Landlord or Tenant, its employees, agents, contractors, or invitees, on or near the Premises or Property. Such duty of indemnification shall include, but not be limited to damage, liability, or loss pursuant to all Federal, state and local environmental laws, rules and ordinances, strict liability and common law.

               c) Landlord and Tenant agree to notify each other immediately of any disposal of Hazardous Substances in the Premises or Property, of any discovery of Hazardous Substances in the Premises, or of any notice by a governmental authority or private party alleging or suggesting that a disposal of Hazardous Substances on or near the Premises or Property may have occurred. Furthermore, Landlord and Tenant agree to provide the other with full and complete access to any documents or information in its possession or control relevant to the question of the generation, treatment, storage, or disposal of Hazardous Substances on or near the Premises.

               d) Landlord has delivered to Tenant the Phase 1 Site Assessment Report prepared in connection with its purchase of the Property in May, 1997 (the "Report"). Landlord represents and warrants that to the best of its knowledge there are no Hazardous Substances in, under or about the Building other than as disclosed in the Report. Landlord represents and warrants that all asbestos containing materials contained within the Building, if any, have been removed in accordance with applicable law. Tenant acknowledges that a prior owner of the Property is currently operating an air sparging/soil vapor extraction facility (the "Facility") at the Property pursuant to that certain Remedial Action Plan: Lehigh Valley Dairies, Inc. dated November 18, 1995. In the event that the said prior owner ceases to operate the Facility to the completion of such remediation activities, Landlord agrees to take such steps as may be necessary to cause such prior owner to operate the Facility to completion, or to engage at such prior owner's (or at Landlord's) expense, the services of a qualified third party professional to operate the Facility to completion in accordance with the Remedial Action Plan. Notwithstanding any other provisions of this Section, Landlord agrees to indemnify, defend and hold harmless Tenant, its employees, agents, successors, and assigns from and against any and all damage, claim, liability, or loss, including reasonable attorneys' and other fees, arising out of or in any way related to Hazardous Substances existing in, on or under the Premises or the Property on or before the date of this Lease, including, but not limited to, the Hazardous Substances and conditions identified in the Report.

          30. RECORDING. Tenant shall be permitted to record a memorandum of this Lease at Tenant's cost, in form prepared by Tenant and mutually agreed by and executed by the parties promptly following the execution of this Lease.

          31. BROKERS' COMMISSION. Tenant and Landlord represent and warrant to each other that the Brokers (as defined in the Preamble) are the sole brokers with whom each has negotiated in bringing about this Lease and Tenant and Landlord agree to indemnify and hold the other harmless and Tenant agrees to indemnify Landlord's mortgagee from any claim or loss arising from Tenant's misrepresentation hereunder. In the event the transactions contemplated herein are consummated, Landlord agrees to pay the Brokers a commission as previously agreed between Landlord and Brokers and Landlord agrees to indemnify Tenant from any claim arising from Landlord's failure to pay such commission as aforesaid. In the event that no broker was involved as aforesaid, then Tenant represents and warrants to the Landlord that no broker brought about this transaction, and Tenant agrees to indemnify and hold Landlord harmless from any and all claims of any broker arising out of or in connection with the negotiations of, or entering into of, this Lease by Tenant and Landlord.

          32. NOTICES. All notices, demands, requests, consents, certificates, and waivers required or permitted hereunder from either party to the other shall be in writing and sent by United States certified mail, return receipt requested, postage prepaid, or by recognized overnight courier, addressed as follows:

               If to Tenant:

               CDNow
               Jenkins Court, Suite 300
               610 Old York Road
               Jenkintown, PA  19046
               Attn.:  General Counsel

               with a copy to:

               Stephen M. Goodman, Esquire
               Morgan Lewis & Bockius, LLP
               2000 One Logan Square
               Philadelphia, PA  19103

               If to Landlord:

               Mr. Richard Heany
               485 Delaware Drive Associates, L.P.
               c/o O'Neill Properties Group
               1710 Walton Road, Suite 301
               Blue Bell, PA  19422

               with a copy to:

               Kevin W. Walsh, Esquire
               Adelman Lavine Gold and Levin
               1900 Two Penn Center Plaza
               Philadelphia, PA  19102

     Either party may at any time, in the manner set forth for giving notices to the other, specify a different address to which notices to it shall thereafter be sent.

          33. NO OPTION. The submission of this Lease by Landlord to Tenant for examination shall not constitute a reservation of or option for the Premises. This Lease shall become effective only upon execution thereof by both parties and delivery thereof to Tenant.

          34. INABILITY TO PERFORM. If Landlord or Tenant is delayed or prevented from performing any of their respective obligations under this Lease (except Tenant's obligation to pay Rent) by reason of strike, labor troubles, or any cause whatsoever beyond such party's reasonable control, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any such obligation by Tenant or Landlord (except Landlord's obligations to deliver the Premises to Tenant as and when set forth in Section 3 of this Lease).

          35. SURVIVAL. Notwithstanding anything to the contrary contained in this Lease, the expiration of the Term of this Lease, whether by lapse of time or otherwise, shall not relieve either Landlord or Tenant from its respective obligations accruing prior to the expiration of the Term.

          36. CORPORATE TENANTS. If Tenant is a corporation, the person(s) executing this Lease on behalf of Tenant hereby covenant(s) and warrant(s) that: Tenant is a duly formed corporation qualified to do business in the state in which the Property is located; Tenant will remain qualified to do business in said state throughout the Term and any renewals thereof; and such persons are duly authorized by such corporation to execute and deliver this Lease on behalf of the corporation.

          37. WAIVER OF INVALIDITY OF LEASE. Each party agrees that it will not raise or assert as a defense to any obligation under the Lease or this or make any claim that the Lease is invalid or unenforceable due to any failure of this document to comply with ministerial requirements including, without limitation, requirements for corporate seals, attestations, witnesses, notarizations or other similar requirements and each party hereby waives the right to assert any such defenses or make any claim of invalidity or unenforceability due to any of the foregoing.

          38. SECURITY DEPOSIT. As additional security for the full and prompt performance by Tenant of the terms and covenants of this Lease, Tenant has deposited with Landlord on or before the Occupancy Date, the Security Deposit, as set forth in the Preamble. The Security Deposit shall not constitute rent for any month (unless so applied by Landlord on account of Tenant's default hereunder). The Security Deposit shall accrue interest for the account of Tenant at a rate of five percent (5%) per annum, compounding daily.

     Tenant shall, upon demand, restore any portion of the Security Deposit which may be applied by Landlord to cure any default by Tenant hereunder. To the extent that Landlord has not applied the Security Deposit or any portion thereof on account of a default, the Security Deposit, or such remaining portion of the Security Deposit, with interest, shall be returned to Tenant, promptly following the termination of this Lease. $67,500 of the Security Deposit (together with interest accrued to date) shall be refunded to Tenant within thirty (30) days next following the first quarter of profitability after the first (1st ) year anniversary of the Occupancy Date.

          39. TENANT ESTOPPEL CERTIFICATE. Tenant shall from time to time, within ten (10) days after Landlord's request or that of any mortgagee of Landlord, execute, acknowledge and deliver to Landlord a written instrument in recordable form, substantially in the form attached hereto as Exhibit E
                                                                      ---------
     (a "Tenant Estoppel Certificate"), certifying (i) that this Lease is in full force and effect and has not been modified, supplemented or amended (or, if there have been modifications, supplements or amendments, that it is in full force and effect as modified, supplemented or amended, and stating such modifications, supplements and amendments); (ii) the dates to which Fixed Basic Rent and Additional Rent and any other charges arising hereunder have been paid; (iii) the amount of any prepaid rents or credits due Tenant, if any; (iv) if applicable, that Tenant has accepted possession and has entered into occupancy of the Premises, and certifying the Occupancy Date and the Rent Commencement Date and the Termination Date; (v) whether or not, to the best of the Tenant's knowledge, all conditions under the Lease to be performed by Landlord prior thereto have been satisfied and whether or not Landlord is then in default in the performance of any covenant, agreement or condition contained in this Lease and specifying each, if any, unsatisfied condition and each, if any, default of which Tenant may have knowledge; and (vi) any other fact or condition not otherwise determinable from the text of the Lease reasonably requested. Any certification delivered pursuant to the provisions of this Article shall be intended to be relied upon by Landlord and any mortgagee or prospective mortgagee or purchaser of the Property or of any interest therein. Notwithstanding the foregoing, Tenant's failure to furnish a Tenant Estoppel Certificate within said ten (10) day period shall constitute a default under this Lease. Tenant shall only be obligated to provide one (1) Tenant Estoppel Certificate in any twelve (12) month period except in the case of a sale of the Property or a financing in connection with the Property in which case Tenant shall be obligated to deliver such Tenant Estoppel Certificates as it may be requested irrespective of the number of times so requested in any twelve (12) month period.

     40. RIGHTS RESERVED BY LANDLORD. Landlord waives no rights, except those that may be specifically waived herein, and explicitly retains all other rights including, without limitation, the following rights, each of which Landlord may exercise without notice to Tenant and without liability to Tenant for damage or injury to property, person or business on account of the exercise thereof, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises and shall not give rise to any claim for set-off or abatement of Rent or any other claim:

          a) To install, affix and maintain any and all signs on the exterior and on the interior of the Building at any time during the last six (6) months of the Term.

          b) To decorate (outside of the Premises) or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises and during the continuance of any of such work, to temporarily close doors, entry ways, public space and corridors in the Building and to interrupt or temporarily suspend services or use of facilities, all without affecting any of Tenant's obligations hereunder, so long as the Premises are at all times accessible and usable for their intended purpose.

          c) To furnish door keys for the entry door(s) in the Premises on the Commencement Date and to retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises. Tenant agrees to purchase only from Landlord additional duplicate keys as required, to change no locks, and not to affix locks on doors without the prior written consent of the Landlord which consent shall not be unreasonably withheld, delayed or conditioned. Upon the expiration of the Term or Tenant's right to possession, Tenant shall return all keys to Landlord and shall disclose to Landlord the combination of any safes, cabinets or vaults left in the Premises.

          d) To designate or approve all window coverings used in the Building such approval not to be unreasonably withheld, delayed or conditioned.

          e) To approve the weight, size and location of safes, vaults and other heavy equipment and articles in and about the Premises and the Building so as not to exceed the legal load per square foot designated by the structural engineers for the Building, and to require all such items and furniture and similar items to be moved into or out of the Building and Premises only at such times and in such manner as Landlord shall approve. Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use, as limited by the Permitted Use, of the Premises without the prior written consent of Landlord. The movement of Tenant's property into or out of the Building or the Premises and within the Building are entirely at the risk and responsibility of Tenant, and Landlord reserves the right to require written authorization from Tenant, in form and content satisfactory to Landlord, before allowing any property to be moved into or out of the Building or Premises.

          f) To erect, use and maintain pipes, ducts, wiring and conduits, and appurtenances thereto, above the finished ceiling, behind the finished walls, beneath the floor slab and within existing columns in the Premises, provided that Landlord shall promptly repair and restore any Tenant finishes or other property disturbed in the process.

     41.  MISCELLANEOUS.

          a) CAPTIONS. The captions in this Lease are for convenience only and are not a part of this Lease and do not in any way define, limit, describe or amplify the terms and provisions of this Lease or the scope or intent thereof.

          b) ENTIRE AGREEMENT. This Lease and the Exhibits hereto represent the entire agreement between the parties hereto and there are no collateral or oral agreements or understandings between Landlord and Tenant with respect to the Premises or the Property. No rights, easements or licenses are acquired in the Property or any land adjacent to the Property by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

          c) MODIFICATION. This Lease shall not be modified in any manner except by an instrument in writing executed by the parties. Notwithstanding the foregoing, Tenant shall not unreasonably withhold or delay its consent to modify this Lease if so requested by Landlord, if and to the extent that Landlord shall be advised by its counsel that all or any portion of the monies paid by Tenant to Landlord hereunder are or may be deemed to be unrelated business income within the meaning of the United States Internal Revenue Code or the regulations issued thereunder; provided that (i) Tenant's execution thereof shall not result in Tenant having to pay in the aggregate any greater sum of money on account of its occupancy of the Premises under the terms of this Lease as so amended, or Tenant suffering any adverse tax consequences as a result of such amendment,
(ii) no
such amendment(s) shall diminish in any manner Tenant's rights or Landlord's obligations under this Lease, and (iii) Landlord agrees to pay all reasonable attorneys' fees and costs paid or incurred by Tenant in connection with the review of any such request by Landlord including, specifically, the review and negotiation of any such documentation as may be proposed by Landlord for Tenant's signature.

          d) INTERPRETATION. The masculine (or neuter) pronoun, singular number, shall include the masculine, feminine and neuter genders and the singular and plural number.

          e) EXHIBITS. Each writing or plan referred to herein as being attached as an Exhibit or otherwise designated herein as an Exhibit hereto is hereby made a part hereof.

          f) CAPTIONS AND HEADINGS. The captions and headings of sections, subsections and the table of contents herein are for convenience only and are not intended to indicate all of the subject matter in the text and they shall not be deemed to limit, construe, affect or alter the meaning of any provisions of this Lease and are not to be used in interpreting this Lease or for any other purpose in the event of any controversy.

          g) INTEREST. Wherever interest is required to be paid hereunder, such interest shall be at the highest rate permitted by law but not in excess of ten percent (10%) per annum.

          h) SEVERABILITY. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

          i)  JOINT AND SEVERAL LIABILITY.  [Intentionally deleted]

          j) NO REPRESENTATIONS BY LANDLORD. Landlord and Landlord's agents have made no representations, agreements, conditions, warranties, understandings or promises, either oral or written, with respect to this Lease, the Premises and/or the Building except as set forth herein or in the Exhibits hereto.

          k) RELATIONSHIP OF PARTIES. This Lease shall not create any relationship between the parties other than that of Landlord and Tenant.

          l) CHOICE OF LAW. The terms of this Lease shall be construed under the laws of the Commonwealth of Pennsylvania, and both parties agree to submit to the non-exclusive jurisdiction and venue of the Court of Common Pleas of the County in which the Property is located.

     42.  ADDITIONAL DEFINITIONS.

          a) "Date of this Lease" or "date of this Lease" shall mean the date of acceptance of this Lease by the Landlord, following execution and delivery thereof to Landlord by Tenant and that date shall be inserted in the space provided in the Preamble.

          b) "Landlord" as used herein includes the Landlord named above as well as its successors and assigns, each of whom shall have the same rights, remedies, powers, authorities and privileges as he would have had he originally signed this lease as Landlord. Any such person, whether or not named herein, shall have no liability hereunder after ceasing to hold title to the Premises. Neither Landlord nor any principal of Landlord nor any owner of the Building or the Lot, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of this Lease or the Premises, and if Landlord is in breach or default with respect to Landlord's obligations under this Lease or otherwise, Tenant shall look solely to the equity of Landlord in the Premises for the satisfaction of Tenant's remedies.

          c) "Tenant" as used herein includes the Tenant named above as well as its heirs, successors and assigns, each of which shall be under the same obligations, liabilities and disabilities and each of which shall have the same rights, privileges and powers as it would have possessed had it originally signed this Lease as Tenant. Each and every person named above as Tenant shall be bound formally and severally by the terms, covenants and agreements contained herein. However, no such rights, privileges or powers shall inure to the benefit of any assignee of Tenant, immediate or remote, unless the assignment to such assignee is permitted or deemed permitted by this Lease, or has been approved in writing by Landlord. Any notice required or permitted by the terms of this Lease may be given by or to any one of the persons named above as Tenant, and shall have the same force and effect as if given by or to all of them.

          d) "Mortgage" and "Mortgagee" as used herein includes any lien or encumbrance on the Premises or the Property or on any part of or interest in or appurtenance to any of the foregoing, including without limitation any ground rent or ground lease if Landlord's interest is or becomes a leasehold estate. The word "mortgagee" is used herein to include the holder of any mortgage, including any ground Landlord if Landlord's interest is or becomes a leasehold estate. Wherever any right is given to a mortgagee, that right may be exercised on behalf of such mortgagee by any representative or servicing agent of such mortgagee.

          e) "Person" as used herein includes a natural person, a partnership, a corporation, an association, and any other form of business association or entity.

          f) "Property" as used herein shall mean the Building and the lot, tract or parcel of land on which the Building is situated.

          g) "Rent" or "rent" as used herein shall mean all Fixed Basic Rent and Additional Rent reserved under this Lease.

    43.  TENANT'S RIGHT OF FIRST REFUSAL.

          a) Tenant shall have a right of first refusal ("Right of Refusal") to lease any additional space which becomes available during the Term ("Additional Space"). If Landlord has Additional Space available and receives a bona fide offer (the "Offer") to lease the Additional Space from a third party ("Offeror") which Landlord is willing to accept, Landlord shall send written notice to Tenant (a "Landlord Notification"), which Landlord Notification shall set forth the terms of the third party offer. Within ten (10) days after receipt of the Landlord Notification, Tenant shall reply by written notice either accepting the Additional Space on the same terms and conditions of the third party offer, or rejecting the same. Failure to respond within the ten (10) day period shall constitute a rejection of the Additional Space. If Tenant accepts the Additional Space, the Additional Space shall be added to the Premises by amendment to this Lease, which shall include an adjustment of Tenant's Proportionate Share and such other changes as may be appropriate. In the event Tenant rejects the Offer, then Landlord may proceed to enter into a lease for such Additional Space with the Offeror on terms no more favorable than contained in the Offer provided such lease is executed by the Landlord and the Offeror and the Offeror takes possession of the Additional Space within six (6) months from the date of the Offer . In the event a new offer is tendered or received by Landlord, Landlord must again submit such new offer to Tenant in accordance with this Section 43.

          b) All of the terms and conditions of this Lease will apply to any Additional Space leased by Tenant, except as otherwise provided in Landlord's Notification. The rental rate for the Additional Space and the available tenant improvement allowance shall be established in accordance with the following schedule.


                                Tenant Improvement         Rental Rate per
       Year                     Allowance per square foot  rentable square foot
       ----                     -------------------------  --------------------
        1                                $19.28                $18.00
        2                                $16.53                $18.50
        3                                $13.78                $19.00
        4                                $11.03                $19.50
        5                                $ 8.28                $20.00
        6                                $ 5.53                $20.50
        7                                $ 2.78                $21.00

In the event Tenant does not fully utilize the Tenant Improvement Allowance associated with an Additional Space, such excess amounts will be credited against Tenant's obligation to pay Fixed Basic Rent for such Additional Space. Tenant's Proportionate Share of Annual Operating Costs shall be increased in proportion to the square footage of any Additional Space leased by Tenant. The term of this Lease with respect to the Additional Space shall be coterminous with the Term of this Lease with respect to the original Premises. Landlord will have no liability to Tenant if any tenant of the Additional Space wrongfully holds over. In the event such tenant wrongfully holds over, Landlord will attempt in good faith to cause such tenant to vacate the Additional Space.

          c) During the term hereof (or until the entire Building is leased) Landlord shall not enter into any other lease for space in the Building which is for a term in excess of three (3) years or which grants such tenants right to review for any period beyond three (3) years without first obtaining Tenant's written consent.

     44. MOVING ALLOWANCE. Landlord shall pay to Tenant the sum of Fifty Thousand Dollars ($50,000.00) (the "Moving Allowance") for Tenant's moving costs. The Moving Allowance shall be payable by wire transfer to Tenant within thirty (30) days after the Rent Commencement Date.

     45. PAYMENT AND PERFORMANCE UNDER PROTEST. It is agreed that if at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said party to institute suit for the recovery of such sum, and of it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of the Lease, and if at any time a dispute shall arise between the parties hereto as to any work to be performed by either of then under the provisions herein, the party against whom the obligation to perform the work is asserted may perform such work and pay the cost thereof "under protest" and the performance of such work and payment therefor shall in no event be regarded as a voluntary performance or payment, and there shall survive the right on the part of said party to institute suit for the recovery of the cost of such work, and if it shall be adjudged that there was no legal obligation on the part of said party to perform or pay for the same or any part thereof, said party shall be entitled to recover the cost of such work or the cost of so much thereof as said party was not legally required to perform or pay for under the provisions of the Lease.

     46. INTERIOR DESIGN ALLOWANCE. Landlord shall pay to Tenant the sum of One and 10/100 Dollars ($1.10) per rentable square foot of the Premises (the "Interior Design Allowance") for Tenant's interior design. The Interior Design Allowance shall be payable by wire transfer to Tenant within thirty (30) days after the Rent Commencement Date.

     SECTION 27(b) PROVIDES FOR THE CONFESSION OF JUDGMENT AGAINST TENANT FOR EJECTMENT. IN CONNECTION THEREWITH, TENANT, KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE

RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. WITHOUT LIMITATION OF THE FOREGOING, TENANT HEREBY SPECIFICALLY WAIVES ALL RIGHTS TENANT HAS OR MAY HAVE TO NOTICE AND OPPORTUNITY FOR A HEARING PRIOR TO EXECUTION UPON ANY JUDGMENT CONFESSED AGAINST TENANT BY LANDLORD HEREUNDER.

     TENANT (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF LANDLORD HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LANDLORD WILL NOT SEEK TO EXERCISE OR ENFORCE ITS RIGHTS TO CONFESS JUDGMENT HEREUNDER, AND (II) ACKNOWLEDGES THAT THE EXECUTION OF THIS LEASE BY LANDLORD HAS BEEN MATERIALLY INDUCED BY, AMONG OTHER THINGS, THE INCLUSION IN THIS LEASE OF SAID RIGHTS TO CONFESS JUDGMENT AGAINST TENANT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS SAID PROVISIONS WITH TENANT'S INDEPENDENT LEGAL COUNSEL AND THAT THE MEANING AND EFFECT OF SUCH PROVISIONS HAVE BEEN FULLY EXPLAINED TO TENANT BY SUCH COUNSEL, AND AS EVIDENCE OF SUCH FACT AN AUTHORIZED OFFICER OF TENANT SIGNS HIS OR HER INITIALS IN THE SPACE PROVIDED BELOW.

                              __________ Initials


     IN WITNESS WHEREOF, and in consideration of the mutual entry into this Lease and for other good and valuable consideration, and intending to be legally bound, each party hereto has caused this agreement to be duly executed under seal.

LANDLORD:
--------

Date Signed:               485 DELAWARE AVENUE ASSOCIATES, L.P.
                           a Pennsylvania limited partnership
                           By:  485 DELAWARE AVENUE ASSOCIATES
                                ACQUISITION CORPORATION, a
                                Pennsylvania corporation, its General Partner

                                By:__________________________________________
                                   Richard Heany, President,
                                   Duly  Authorized


TENANT:
------

Date Signed:
                           CDNOW,
                           a Pennsylvania corporation


                           By:______________________________
                              Name:
                              Title:

                                      Duly Authorized